EXHIBIT 99.1




                                      Equity One



                                  Securitization Pool

                                      DISCLAIMER
                                      ----------


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                                    WACHOVIA
                                   SECURITIES
                                     [LOGO]

FICO SCORE      Note: Cells in red font are calculations
----------
                                               COLLATERAL CUTS FOR SUBPRIME POOL

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FICO                  Total Balance      LTV        Adjusted Balance[1]   WA LTV  WA DTI  WA FICO % SFD/PUD  % Owner  %Full %Cashout
                     Amount      %[2]                Amount         %[2]                                       Occ.    Doc    Ref
------------------------------------------------------------------------------------------------------------------------------------
FICO NA          604,056.09      0.12%  > 65.0      447,276.01     0.09%   74.49   41.09     n/a    92.23     92.23  100.00   11.83
0 - 499.99     4,353,278.97      0.84%  > 65.0    4,063,108.53     0.78%   80.62   42.96     481    91.95     95.50   79.37   38.52
500 - 549.99   35,049,436.34     6.77%  > 70.0   26,833,215.04     5.18%   77.48   37.82     533    88.99     95.30   88.00   77.17
550 - 574.99   40,795,447.29     7.88%  > 70.0   31,156,596.87     6.02%   79.26   37.56     564    79.58     90.83   89.82   77.90
575 - 599.99   66,806,807.74    12.90%  > 70.0   57,005,292.43    11.01%   82.68   38.32     587    86.67     93.53   81.94   71.38
600 - 619.99   72,062,857.88    13.91%  > 70.0   59,125,181.16    11.42%   83.00   38.47     609    84.83     91.42   78.40   67.72
620 - 649.99  133,251,089.83    25.73%  > 80.0   67,589,597.11    13.05%   85.86   39.45     633    84.83     91.42   79.04   67.13
650 - 679.99   82,503,609.90    15.93%  > 80.0   36,289,336.46     7.01%   85.15   37.34     663    74.90     85.01   82.71   59.56
680 - 699.99   28,970,363.21     5.59%  > 85.0    8,099,896.01     1.56%   82.52   33.95     689    66.04     75.50   80.37   51.34
700 - 749.99   40,152,211.71     7.75%  > 85.0   12,760,053.70     2.46%   82.89   33.52     719    60.46     69.84   79.24   54.74
750 - 799.99   13,209,410.49     2.55%  > 85.0    4,649,706.10     0.90%   80.70   30.05     770    64.31     64.77   84.09   39.03
800 +             155,388.34     0.03%  > 85.0       43,194.43     0.01%   92.29   33.25     807    51.12     78.92   78.92   28.73
------------------------------------------------------------------------------------------------------------------------------------
TOTAL         517,913,957.79   100.00%          308,062,453.85    59.48%   83.25   37.59     629    79.95     87.67   81.61   65.21
------------------------------------------------------------------------------------------------------------------------------------


      FICO: AVERAGE     629             MIN:     345         MAX:     813
                        ---                      ---                  ---

DEBT TO INCOME (DTI) RATIO
--------------------------

------------------------------------------------------------------------------------------------------------------------------------
DTI                   Total Balance      FICO       Adjusted Balance[1]    WA LTV  WA DTI  WA FICO % SFD/PUD % Owner  %Full %Cashout
                     Amount      %[2]                Amount         %[2]                                       Occ.    Doc    Ref
------------------------------------------------------------------------------------------------------------------------------------
<= 20           56,558,181.49     10.92%  < 550  2,785,287.07    0.54%      72.00    7.29    651    28.31     40.64   82.17    50.50
20.001 - 25.00    21348679.95      4.12%  < 550    2215012.83    0.43%      82.62   23.04    620    87.61     91.37   72.79    65.33
25.001 - 30.00    38551483.85      7.44%  < 575    7444773.68    1.44%      82.81   27.92    624    83.53     90.99   76.78    64.04
30.001 - 35.00    53615900.39     10.35%  < 575    8762599.73    1.69%      83.56   32.90    625    86.05     91.35   75.30    60.94
35.001 - 40.00    68058785.99     13.14%  < 600    21916525.8    4.23%      84.42   38.06    623    88.42     92.80   83.21    68.49
40.001 - 45.00    95091301.39     18.36%  < 625   42964704.21    8.30%      84.56   43.06    628    88.58     94.93   80.10    69.47
45.001 - 50.00    149043587.1     28.78%  < 650   99446715.35   19.20%      85.54   48.13    629    85.55     93.99   83.50    69.01
50.001 - 55.00    34668434.43      6.69%  < 675   30975689.59    5.98%      86.45   52.16    620    81.12     96.29   94.60    62.90
55+                 977603.23      0.19%  < 700     955499.56    0.18%      75.71   59.37    596   100.00     64.48   64.48    51.90
------------------------------------------------------------------------------------------------------------------------------------
TOTAL             517913957.8    100.00%          217466807.8   41.99%      83.25   37.59    629    79.95     87.67   81.61    65.21
------------------------------------------------------------------------------------------------------------------------------------

       DTI: AVERAGE       37.594        MIN:    0.82         MAX:      69
                          ------                ----                   --

LOAN TO VALUE (LTV) RATIO
-------------------------

------------------------------------------------------------------------------------------------------------------------------------
LTV                   Total Balance      DTI       Adjusted Balance[1]    WA LTV  WA DTI  WA FICO % SFD/PUD  % Owner  %Full %Cashout
                     Amount      %[2]                Amount         %[2]                                       Occ.    Doc    Ref
------------------------------------------------------------------------------------------------------------------------------------
less than 60.00    75,527,397.71  14.58%  > 50      4,570,599.16    0.88%  79.65    38.91  642       81.38     92.21   85.01   71.21
60.01 - 70.00        45423615.76   8.77%  > 50        1515260.18    0.29%  66.92    26.61  627       49.94     58.23   72.44   67.79
70.01 - 80.00        148039855.2  28.59%  > 50        7988144.18    1.54%  77.47    35.29  628       72.87     77.14   72.82   56.12
80.01 - 85.00        57442777.53  11.09%  > 50        4712924.55    0.91%  84.03    40.39  611       84.47     96.49   71.72   69.65
85.01 - 90.00        102218131.6  19.74%  > 50        9956474.44    1.92%  89.33    39.96  613       89.35     97.38   87.49   65.35
90.01 - 95.00        42040311.53   8.12%  > 50         3429458.1    0.66%  93.52    40.59  637       91.16     99.54   96.12   68.80
95.01 - 100.00       47177154.64   9.11%  > 50        3473177.05    0.67%  99.58    42.07  659       92.89     99.48   98.96   72.70
100+                               0.00%  > 50                      0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                517869243.9 100.00%             35646037.66    6.88%  83.25    37.59  629       79.95     87.67   81.61   65.21
------------------------------------------------------------------------------------------------------------------------------------

       LTV: AVERAGE       75.762            MIN:       4.367      MAX:   100
                          ------                       -----             ---

[1] Balance of the collateral cut combined with second  qualifier,  i.e.  (LTV),
--------------------------------------------------------------------------------
FICO, DTI etc. All other cuts except the adjusted  balance are only for the main
--------------------------------------------------------------------------------
bucket
------
[2] Percent of the Aggregate Principal Balance - calculated automatically.
--------------------------------------------------------------------------

Strats for Subprime- ETRADE

PRINCIPAL BALANCE
-----------------

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Scheduled Principal       Total Balance           WA FICO     WA LTV    WA DTI    % SFD/PUD    % Owner    % Cashout      %Full
Balance                 Amount       %[2]                                                         Occ        Ref          Doc
------------------------------------------------------------------------------------------------------------------------------
0 - $50K            49,715,876.87     9.60%          637       85.83    38.72        85.58       89.88      63.93       91.22
$51 - $200K        299,119,347.91    57.75%          627       82.98    36.55        78.65       86.09      63.73       85.82
$200.1 - $250K      48,871,190.27     9.44%          625       84.32    39.70        74.95       89.76      73.96       80.64
$250.1 - $300K      30,137,524.67     5.82%          628       82.34    39.22        72.42       89.31      65.20       67.41
$300.1 - $400K      56,543,138.08    10.92%          634       85.08    41.11        86.66       93.48      64.14       71.69
$400.1 - $500K      19,935,826.27     3.85%          639       80.25    35.74        81.90       86.44      63.42       63.98
$500.1 - $600K       8,919,181.29     1.72%          621       77.78    31.14        87.64       86.93      81.36       63.22
$600.1 - $700K       3,927,068.82     0.76%          581       69.75    35.59       100.00       82.70      66.33       49.86
$700.1 - $800K         744,803.61     0.14%          636       62.50    50.00       100.00        0.00     100.00        0.00
$800.1 - $900K                        0.00%
$900.1 - $1000K                       0.00%
>$1000K                               0.00%
------------------------------------------------------------------------------------------------------------------------------
TOTAL                517913957.8    100.00%          629       83.25    37.59        79.95       87.67      65.21       81.61
------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL BALANCE: AVERAGE    103,957.04     MIN:  10,002.92    MAX:  744,803.61
                              ----------           ---------          ----------

DOCUMENTATION TYPE
------------------

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Doc Type                    Total Balance               WA FICO     WA LTV    WA DTI    % SFD/PUD    % Owner    % Cashout
                          Amount       %[2]                                                             Occ        Ref
------------------------------------------------------------------------------------------------------------------------------
Full Doc           422,669,351.08    81.61%                627       84.51    37.83        80.03       88.18      64.93
Stated Doc          62,498,841.53    12.07%                646       75.87    38.40        76.55       86.58      67.81
Limited Doc                           0.00%
NINA                                  0.00%
Other               32,745,765.18     6.32%                612       80.98    33.00        85.36        83.2      63.85
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TOTAL                 517913957.8   100.00%                629       83.25    37.59        79.95       87.67      65.21
------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE
-------------

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Property Type       Total Balance                        WA FICO     WA LTV   WA DTI    % Owner     % Cashout   % Full Doc
                          Amount       %[2]                                                Occ          Ref
------------------------------------------------------------------------------------------------------------------------------
Single Family      414,065,842.06       80%                624       85.14    40.22        95.85       67.96      81.69
PUD                                      0%
Townhouse            3,003,300.31        1%                619       81.91    35.12        81.92       51.91       89.8
2 - 4 Family        41,926,025.69        8%                637       79.41    41.52         81.9       69.65      72.26
Condo               14,731,492.31        3%                635       84.58    39.84        81.72       53.31      82.51
Manufactured                             0%
Other               44,187,297.42        9%                665       68.81     8.69        18.97       40.05      88.83
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TOTAL                 517913957.8      100%                629       83.25    37.59        87.67       65.21      81.61
------------------------------------------------------------------------------------------------------------------------------


PRIMARY MORTGAGE INSURANCE
--------------------------

----------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance          Total Balance          WA FICO     WA LTV    WA DTI    % Owner     % Cashout   %Full  Is MI down
                          Amount       %[2]                                           Occ          Ref      Doc    to 60 LTV
----------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI                       0.00%
Loans >80 LTV w/o MI   248,923,089.16   48.06%         625       90.76    40.57        97.94       68.32   87.48
Other                  268,990,868.63   51.94%         631       76.30    34.84        78.18       62.32   76.18
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TOTAL                     517913957.8  100.00%         629       83.25    37.59        87.67       65.21   81.61
----------------------------------------------------------------------------------------------------------------------------

Strats for Subprime - ETRADE

LOAN PURPOSE
------------

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Loan Purpose                Total Balance         WA. FICO    WA. LTV   WA DTI   % SFD/ PUD % Owner Occ
                          Amount         %[2]
---------------------------------------------------------------------------------------------------------
Debt Consolidation                        0.00%
Refinance - Cashout    337,715,379.66    65.21%       622       83.43    38.70        83.32       91.39
Purchase               116,197,001.77    22.44%       650       82.69    34.02        67.64       76.25
Refinance - Rate Term   63,280,212.28    12.22%       623       83.33    38.28         84.4       88.81
Other                       721364.08     0.14%       605       79.76    33.70        91.48       91.48
---------------------------------------------------------------------------------------------------------
TOTAL                     517913957.8   100.00%       629       83.25    37.59        79.95       87.67
---------------------------------------------------------------------------------------------------------

FIXED VS. FLOATING COLLATERAL
-----------------------------

----------------------------------------------------------------------------------------------------------------------------------
Lien Status                 Total Balance     WA FICO      WA LTV   WA DTI    % SFD/ PUD    % Owner    % Cashout    Index  Margin
                         Amount       %[2]                                                     Occ          Ref
----------------------------------------------------------------------------------------------------------------------------------
Fixed               323,184,259.31   62.40%       639       82.81    36.22           75       82.98      67.49         n/a      0
Floating                              0.00%
2/28                  9,123,104.50    1.76%       634       84.32    40.71        83.62       94.26       69.5       LIBOR   7.15
3/27                185,606,593.98   35.84%       610       83.96    39.83        88.38       95.52      61.02       LIBOR   6.63
Other                                 0.00%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                  517913957.8  100.00%       629       83.25    37.59        79.95       87.67      65.21               6.65
----------------------------------------------------------------------------------------------------------------------------------

LIEN STATUS
-----------

----------------------------------------------------------------------------------------------------------------------------------
Lien Status                 Total Balance                WA FICO    WA LTV   WA DTI   % SFD/PUD      % Owner    % Cashout
                          Amount       %[2]                                                             Occ        Ref
----------------------------------------------------------------------------------------------------------------------------------
First Lien         462,800,260.32    89.36%                626       82.26    37.07        78.72       86.29      64.54
Second Lien         55,113,697.47    10.64%                648       91.53    41.99        90.27       99.31       70.8
Third Lien                            0.00%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL              517,913,957.79   100.00%                629       83.25    37.59        79.95       87.67      65.21
----------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY STATUS
----------------

---------------------------------------------------------------------------------------------------------------------
Occupancy Type               Total Balance         WA. FICO     WA LTV   WA DTI   % SFD/ PUD     % Owner   % Cashout
                          Amount       %[2]                                                        Occ       Ref
---------------------------------------------------------------------------------------------------------------------
Primary Residence   454,079,874.51     87.67%         624       84.87    39.91        87.40         100      67.97
Second Home           6,712,395.15      1.30%         664       78.47    37.87        75.40           0      41.92
Investment                              0.00%
Non-owner            57,121,688.13     11.03%         659       70.87    19.16        21.26           0         46
Other                                   0.00%
---------------------------------------------------------------------------------------------------------------------
TOTAL                  517913957.8    100.00%         629       83.25    37.59        79.95       87.67      65.21
---------------------------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY
------------------

----------------------------------------------------------------------------------------------------------------------------
Prepayment Charges         Total Balance      # of Loans     WA FICO  WA  LTV       WA DTI  % SFD/ PUD  % Owner   % Cashout
Term at Orgination      Amount       %[2]                                                                 Occ         Refi
----------------------------------------------------------------------------------------------------------------------------
0 Months           111,447,452.70    21.66%       1337         627    83.08        37.36       84.12      87.11       60.68
12 Months           44,031,271.85     8.56%        297         637    80.64        36.18       66.57      80.72       71.06
24 Months          130,345,365.11    25.33%       1086         616    84.61        40.23        89.7      95.47       58.18
36 Months          177,726,783.20    34.54%       1714         637    81.62        35.04       70.42      80.77       66.95
60 Months           51,023,526.67     9.92%        524         626    87.83        41.33       90.48      98.76       81.47
Other                3,339,558.26     0.65%         24         671    86.77        39.93       83.17      91.87       72.37
----------------------------------------------------------------------------------------------------------------------------
TOTAL                 514574399.5   100.65%       4982         629    83.25        37.59       79.95      87.67       65.21
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Strats for Subprime - ETRADE

SECTION 32 LOANS
----------------

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                            Total Balance      WA FICO      WA LTV   WA DTI   % SFD/ PUD     % Owner   % Cashout
                          Amount       %[2]                                                    Occ        Ref
----------------------------------------------------------------------------------------------------------------------------
Section 32 Loans               0         0%       n/a         n/a      n/a          n/a         n/a        n/a
----------------------------------------------------------------------------------------------------------------------------
Total
----------------------------------------------------------------------------------------------------------------------------


GA % AND TOP 5 STATES          TOP 5 ORIGINATORS        SERVICERS
---------------------          -----------------        ---------

State          %[2]            Originator       %[2]    Servicer           %[2]
GEORGIA       0.00%            Equity One    100.00%    Equity One      100.00%
PA            7.41%
CA            9.61%
NC            6.41%
NJ            8.89%
MI            4.69%

STRESS ANALYSIS
---------------

Assuming LIBOR Ramp: 1 month LIBOR+300 over 36 months; 50% Loss Severity; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

        ------------------------------------------------------------------------
                 BREAKEVEN CDR                    CUMULATIVE LOSSES
        ------------------------------------------------------------------------
        25 CPR     40 CPR       60 CPR      25 CPR     40 CPR       60 CPR
--------------------------------------------------------------------------------
  AA
--------------------------------------------------------------------------------
  A
--------------------------------------------------------------------------------
  BBB
--------------------------------------------------------------------------------
  BBB-
--------------------------------------------------------------------------------

Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:

        ------------------------------------------------------------------------
                    Multiple of Default Ramp             Cumulative Losses
        ------------------------------------------------------------------------
           25 CPR         40 CPR         60 CPR      25 CPR     40 CPR    60 CPR
--------------------------------------------------------------------------------
    AA
--------------------------------------------------------------------------------
    A
--------------------------------------------------------------------------------
    BBB
--------------------------------------------------------------------------------
    BBB-
--------------------------------------------------------------------------------


Strats for Subprime - ETRADE